Exhibit 10.63

Confidential Treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as “***”. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

FIRST AMENDMENT TO MANUFACTURING

AND DISTRIBUTION AGREEMENT
(EUROPE AND ROW)

ViroPharma SPRL, a private limited company organized under the laws of Belgium (“ViroPharma”), and Stichting Sanquin Bloedvoorziening (Sanquin Blood Supply Foundation), a foundation (stichting), incorporated under the laws of The Netherlands (“Sanquin”), as of the 30th day of November, 2012 (the “Amendment Effective Date”), are hereby entering into this First Amendment (this “Amendment”) to that certain Manufacturing and Distribution Agreement (Europe and ROW) by and between ViroPharma and Sanquin dated January 8, 2010 (the “Agreement”).

WHEREAS, under the Agreement, Sanquin has agreed to grant to ViroPharma certain exclusive distribution rights and to manufacture C1 esterase inhibitor for distribution and sale by ViroPharma in certain countries; and

WHEREAS, in connection with ViroPharma’s pursuit of marketing authorization for Cinryze in the European Union under the centralized procedure, ViroPharma met with an objection from the European regulatory authorities to allow for such marketing authorization for Cinryze in parallel to the existing marketing authorization in certain European countries according to the mutual recognition procedure for Sanquin’s products Cetor and/or Cebitor; and

WHEREAS, in light of the foregoing, and notwithstanding provisions of the Agreement to the contrary, in order to optimize access to C1 esterase inhibitor for patients in Europe, Sanquin is prepared to withdraw its products Cetor and/or Cebitor (as the case may be) from the market in order for there to be no obstruction for marketing authorization for Cinryze in the European Union under the centralized procedure and to enable Sanquin to subsequently sell and distribute ViroPharma’s product Cinryze in its place pursuant to a license to be granted by ViroPharma to Sanquin, as set forth in this Amendment; and

WHEREAS, as further set forth in this Amendment, Sanquin’s withdrawal from the market of its products Cetor and Cebitor will be in a controlled manner in order to avoid interrupting the supply to patients already using these C1 esterase inhibitor concentrate products; and

WHEREAS, subject to the terms of this Amendment, ViroPharma and Sanquin wish to amend the Agreement to provide, among other things: (a) an expansion of the ViroPharma Territory; (b) a license from ViroPharma to Sanquin to exclusively commercialize Cinryze in certain countries both inside as well as outside Europe; and (c) the allocation of responsibility between the Parties for price applications in the European Union;

NOW, THEREFORE, in consideration of the mutual covenants and promises contained in this Amendment and other good and valuable consideration, ViroPharma and Sanquin agree as follows:

Confidential Treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as “***”. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

ARTICLE 1: DEFINITIONS.

1.1                   The Parties hereby amend the Agreement by inserting and numbering the following definitions in Section 1.1 (Definitions) and by renumbering the (existing) subsections of Section 1.1:

“Anticipated Transition Trigger Date” means the date when the Parties reasonably expect the Transition Trigger Date to occur, as listed in Annex A mutually identified by the Parties at least *** months before such anticipated transition trigger date and mutually adjusted by the Parties thereafter as relevant facts and circumstances become known.

“Product Transition” means Sanquin’s cessation of the sale and marketing of the Cetor and Cebitor products and initiation of the sale and marketing, directly or through distributors, as applicable, of the ViroPharma Product, on and around the Transition Trigger Date, with the cooperation of ViroPharma and all in accordance with Applicable Law and the provisions of this Agreement.

“Trademark” includes any word, name, symbol, color, designation or device or any combination thereof, including any trademark, trade dress, brand mark, service mark, trade name, brand name, logo or business symbol, whether or not registered.  The Parties acknowledge and agree that Cinryze is a ViroPharma Trademark.

“Transition Trigger Date” means, with respect to either a member state of the European Union or a country outside the European Union, and in each case subject to the requirements of Applicable Law, the later of (i) receipt by ViroPharma of the Cinryze Marketing Approval; (ii) the setting of pricing for the ViroPharma Product pursuant to Section 6.3 in such member state or non-European country; (iii) confirmation by Sanquin that no Third Party is entitled to market Cetor or Cebitor or the ViroPharma Product, or to prevent the sale and marketing of the ViroPharma Product by ViroPharma or Sanquin, as the case may be, in such member state or non-European country; and (iv) ViroPharma and Sanquin reasonably agreeing that the ViroPharma Product is commercially available in such country.

“ViroPharma Product Improvements” means future forms or formulations of the ViroPharma Product or any other products controlled by ViroPharma that contain Product (including, but not limited to, any sub-cutaneous formulation), for any indication.  For the avoidance of doubt, “ViroPharma Product Improvements” does not include any ViroPharma Recombinant Product.

Confidential Treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as “***”. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

“ViroPharma Recombinant Product” means each and any C1 esterase inhibitor product, including any improvement to such product, manufactured using a recombinant process and developed by or on behalf of ViroPharma.  For the avoidance of doubt: (a) ViroPharma Recombinant Product is not a ViroPharma Product; and (b) ViroPharma Recombinant Product does not include the exclusions (i) and (iii) to ViroPharma Technology set forth in the definition of ViroPharma Technology.

“ViroPharma Technology” means any existing or future information, trade secrets, materials, know-how, inventions, and data (including process techniques, standard operating procedures, methods, reports, protocols, clinical and safety data), that (a) has been developed by ViroPharma in accordance with the provisions of Section 3.3 and/or Section 15.2(b) of the Agreement; or (b) is or becomes owned or controlled by ViroPharma outside the scope of the Agreement, and that relates to any ViroPharma Product or ViroPharma Recombinant Product or is useful for the development, manufacture, use, marketing, sale, or other exploitation of any ViroPharma Product or ViroPharma Recombinant Product, including any and all claims of patents and patent applications that claim a ViroPharma Product or ViroPharma Recombinant Product or the manufacture or use thereof that are owned (in whole or in part) by or licensed to ViroPharma, with the right to grant sublicenses and including ViroPharma’s interest in Joint Rights.  For the avoidance of doubt, “ViroPharma Technology” does not include (i) Sanquin Technology; (ii) Sanquin’s interest in Joint Rights; and (iii) intellectual property related to diagnostic technology improvement(s) or functional tests using laboratory animals (“Certain Sanquin Diagnostic Technology and Functional Tests”) arising under the Research Support Agreement between the Parties dated as of February 22, 2011, as amended March 3, 2011, which is also part of Sanquin Technology.

1.2                               The Parties hereby amend the Agreement by deleting the definition “Regulatory Authority” in Section 1.1.32 in its entirety and by replacing it with the following:

“Regulatory Authority” means any supra-national, federal, national, regional, state, provincial or local regulatory agency, department, bureau, commission, council or other government entity, including the US Food and Drug Administration, the European Commission (including the EMA), and any other entity exercising regulatory authority with respect to the reimbursement for, or manufacture, marketing and/or sale of, any Product (including, without limitation, the ViroPharma Product), and including any relevant

Confidential Treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as “***”. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

commercial entity whose approval is required for reimbursement purposes.

1.3                               All capitalized terms used but not otherwise defined in this Amendment shall have the same meanings as in the Agreement.

ARTICLE 2: TERRITORY EXPANSION AND LICENSE GRANT.

2.1                                ViroPharma and Sanquin agree that, as of the Amendment Effective Date, the ViroPharma Territory shall include the Sanquin Precedent Countries, the Sanquin Partnered Countries (Europe) and the Designated Sanquin Partnered Countries (ROW). Accordingly, the Parties hereby amend the Agreement by deleting Section 2.1.7 in its entirety and replacing it with the following as new Section 2.1.7:

2.1.7.                  “ViroPharma Territory” means Worldwide, including the Sanquin Precedent Countries, the Sanquin Partnered Countries (Europe), and the Designated Sanquin Partnered Countries (ROW), but (a) excluding the Excluded Territory, and (b) including any country that becomes part of the ViroPharma Territory in accordance with the provisions of Section 2.6.1 of this Agreement.

2.2                             In connection with the license grant set forth in Article 2.5 of this Amendment, the Parties hereby amend the Agreement by adding the following as new Sections 2.1.8 and 2.1.9:

2.1.8.                   “Licensed Territory” means the Sanquin Precedent Countries, the Designated Sanquin Partnered Countries (ROW) (excluding, for the avoidance of doubt, Brazil and Argentina) and any Target Country that becomes part of the Licensed Territory in accordance with the provisions of Section 2.7 of this Agreement, but excluding any country that becomes excluded from the Licensed Territory in accordance with the provisions of Section 2.6.1 of this Agreement.

2.1.9.                 “Designated Sanquin Partnered Countries (ROW)” means the countries indentified as such in Schedule A, as amended from time to time.

2.3                               Excluded Territory. In connection with the expansion of the ViroPharma Territory as set forth in Article 2.1 of this Amendment, the Parties hereby amend the Agreement by deleting Section 2.1.5 in its entirety and replacing it with the following as new Section 2.1.5:

2.1.5                    “Excluded Territory” means the Sanquin Partnered Countries (ROW) other than the Designated Sanquin Partnered Countries (ROW), but excluding any country that becomes part of the ViroPharma Territory in accordance with the provisions of Section 2.6.1 of this Agreement.

Confidential Treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as “***”. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

2.4                               Additional Rights for Sanquin. The Parties hereby amend the Agreement by adding the following as new Section 2.7.3:

2.7.3.                 To the extent that, in accordance with the procedures of Section 2.7.1, Sanquin determines that ViroPharma’s rights as set out in Section 2.2 shall lapse with respect to a Target Country that is not part of the Licensed Territory, such Target Country shall become part of the Licensed Territory and Schedule A shall be amended from time to time to reflect such enlargement of the Licensed Territory.

2.5                               ViroPharma License Grant.

2.5.1                     In connection with the expansion of the ViroPharma Territory and the Product Transition, the Parties hereby amend the Agreement by adding the following as new Sections 2.8 and 2.9:

2.8                               Grants to Sanquin. Subject to the terms and conditions of the Agreement, ViroPharma hereby grants:

2.8.1.                 to Sanquin, its sublicensees under Section 2.9.1, and their respective Affiliates, the exclusive (including with regard to ViroPharma and its Affiliates) right and license under the ViroPharma Technology, ViroPharma’s Regulatory Documentation, and ViroPharma’s Trademarks, to import, use, sell and offer for sale in the Licensed Territory, each ViroPharma Product, ViroPharma Product Improvement and ViroPharma Recombinant Product, but only for distribution, marketing, promotion, offering for sale, sale and supply in the Licensed Territory.

2.8.2.                 to Sanquin, its sublicensees under Section 2.9.1, and their respective Affiliates, the non-exclusive right and license under the ViroPharma Technology to research and develop each ViroPharma Product and ViroPharma Product Improvement (but not any ViroPharma Recombinant Product) (a) under the Sanquin Early Stage Research Program or (b) as agreed to by the Parties on discrete projects.

2.8.3.                 to Sanquin, the non-exclusive right and license under the ViroPharma Technology, to use and sell, whether directly or through its Affiliates, ViroPharma Product to ***, solely for the *** (as defined below), subject to the provisions of Section 12.2.2.  For the avoidance of doubt, the right and license set forth in this Section 2.8.3 shall not be deemed to increase or amend the Licensed Territory.

Confidential Treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as “***”. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

2.9.                            Conditions to Grants to Sanquin.

2.9.1.                 Annex B hereto lists the sublicenses granted by Sanquin which have been consented to by ViroPharma as of the Amendment Effective Date.  From time to time, the Parties may amend Annex B in a writing signed by each of them.

2.9.2.                 In order to facilitate Sanquin’s launch of ViroPharma Product, ViroPharma Product Improvement and ViroPharma Recombinant Product, as the case may be as well as Sanquin’s commercialization of the licensed rights set forth in Section 2.8.1, ViroPharma and Sanquin shall, from time to time and in the JSC, discuss and agree to the schedule for submission of regulatory filings in order to obtain Regulatory Approval for each ViroPharma Product, ViroPharma Product Improvement and ViroPharma Recombinant Product, as the case may be, in each country in the Licensed Territory; provided, however, that ViroPharma shall: (a) use its Commercially Reasonable Efforts to obtain such Regulatory Approvals, taking into account Sanquin’s commercial interests, on a timely basis; and (b) with Sanquin’s cooperation, begin implementing steps to submit such regulatory filings no later than *** months after the Parties have discussed and agreed to such schedule in the JSC, on a regulatory filing by regulatory filing basis.

2.9.3.                 The Parties acknowledge and agree that ViroPharma’s grants to Sanquin under Sections 2.8.1, 2.8.2 and 2.8.3 are not intended to result in additional costs, expenses or charges to ViroPharma.  Accordingly, in the event that the license to Sanquin in relation to any ViroPharma Product under either of Sections 2.8.1, 2.8.2 or 2.8.3 requires any payment, including but not limited to royalties or milestones, to a Third Party, and provided that ViroPharma provides Sanquin with prior notice to Sanquin of such payment obligation, Sanquin shall be liable for and will make such payment to such Third Party, all in accordance with procedures to be reasonably agreed to by ViroPharma and Sanquin.  The Parties acknowledge and agree that the additional costs, expenses or charges to ViroPharma to be paid by Sanquin in accordance with the foregoing shall reflect the actual additional pass-through costs, expenses or charges that ViroPharma would be otherwise obliged to pay, in the absence of this provision.

2.9.4                    (a) With respect to each distributor or sublicensee appointed in each Sanquin Precedent Country, Sanquin shall (i) ensure that each distributor or sublicensee (x) actively imports, uses, sells and offers for sale any ViroPharma Product, ViroPharma Product

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Improvement or ViroPharma Recombinant Product only within the Sanquin Precedent Countries, and does not import, use, sell or offer for sale any ViroPharma Product, ViroPharma Product Improvement or ViroPharma Recombinant Product actively or passively outside of the European Economic Area; and (y) complies with all usage requirements of ViroPharma relating to the ViroPharma Trademarks; and (ii) monitor the compliance of each such distributor or sublicensee, and act to prevent any contravention of this Section 2.9.4(a) by a distributor or sublicensee in a Sanquin Precedent Country.

(b) With respect to each distributor or sublicensee appointed in each Designated Sanquin Partnered Country (ROW), Sanquin shall (i) ensure that each distributor or sublicensee, whether actively or passively, imports, uses, sells and offers for sale any ViroPharma Product, ViroPharma Product Improvement or ViroPharma Recombinant Product only within its designated territory; (ii) include in each arrangement with any such distributor or sublicensee that such distributor or sublicensee shall (x) not be allowed to import, use, sell or offer for sale any ViroPharma Product, ViroPharma Product Improvement or ViroPharma Recombinant Product outside its designated territory; and (y) comply with all usage requirements of ViroPharma relating to the ViroPharma Trademarks; and (iii) monitor the compliance of each such distributor or sublicensee, and act to prevent any contravention of this Section 2.9.4(b) by a distributor or sublicensee in a Designated Sanquin Partnered Country (ROW).

2.9.5.                 Except as set forth in Section 2.9.3, ***.

2.9.6.                 Notwithstanding any provision of the Agreement to the contrary, the Parties acknowledge and agree that they will negotiate commercially reasonable terms relating to any ViroPharma Recombinant Product, including transfer pricing, reasonable compensation to ViroPharma, and as set forth in Sections 3.2.11 and 3.2.12, in all cases to be reasonably agreed to by the Parties after taking into account, among other things, the *** and taking into account the ***.

2.5.2                     In connection with the amendments to the ViroPharma license grant set forth above and the other amendments to the Agreement, the Parties hereby amend the Agreement by deleting Sections 2.2.3 (Grants to ViroPharma), 2.5 (Denial of Cinryze Marketing Authorization), 3.2.13 (Sanquin’s Development Program) and 3.2.14 (Sanquin’s Development Program) in their entirety and replacing them in each case with the phrase “INTENTIONALLY DELETED.”

Confidential Treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as “***”. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

2.5.3                     In order to include improvements to ViroPharma Product developed by ViroPharma after the Effective Date of the Agreement in the license grant set forth above in Section 2.5, the Parties hereby amend the Agreement by deleting the language of Section 2.1.3 from “provided, however, that each of the following countries” to the end of the sentence.

2.6                               Recombinant C1 Esterase Inhibitor

2.6.1. In order to conform to the defined term “ViroPharma Recombinant Product” added by this Amendment, any use of “‘recombinant’ (non-plasma derived) C1 esterase inhibitor” or similar language in the Agreement shall mean ViroPharma Recombinant Product, including without limitation in Sections 3.2.11, 3.2.12, 12.1 and 12.3 of the Agreement.

2.6.2. For the avoidance of doubt and without limiting the generality of the foregoing, the Parties acknowledge and agree that for the purposes of Sections 2.4 (No Implied Rights; Reservation of Rights), 2.7.3 (Additional Rights for Sanquin), 12.1 (Non-Compete), the term “ViroPharma Product” does not include ViroPharma Recombinant Product.

2.7                               ViroPharma — No Implied Rights; Reservation of Rights. The Parties hereby amend the Agreement by adding the following as new Sections 2.10 and 2.11 of the Agreement:

2.10                        ViroPharma — No Implied Rights; Reservation of Rights. Sanquin, its sublicensees, and their respective Affiliates shall have no right, express or implied, with respect to the ViroPharma Technology except as expressly provided in this Agreement. ViroPharma reserves the right under the ViroPharma Technology to (i) perform its obligations under this Agreement; (ii) commercialize and otherwise exploit, in accordance with the terms of this Agreement, (A) Products outside the Licensed Territory and (B) other products for any purpose; and (iii) conduct research and development in connection with any ViroPharma Product and/or ViroPharma Recombinant Product. Sanquin and its Affiliates shall have no right, expressed or implied, to any assets or properties of ViroPharma and/or ViroPharma’s Affiliates, except as explicitly set forth in this Agreement.

2.11                        Confirmation of Manufacturing Role. For the avoidance of doubt, the provisions of Section 2.10 are not intended to, and shall not diminish Sanquin’s exclusive right and obligation to manufacture Products using Sanquin Technology and supply such Products to ViroPharma, and ViroPharma’s right and obligation to purchase solely from Sanquin such Products, as set forth in this Agreement.

2.8                               No Implied Rights; Reservation of Rights. The Parties hereby amend the Agreement by deleting the fourth sentence of Section 2.4 of the Agreement and replacing it with the following:

Confidential Treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as “***”. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

“ViroPharma and its Affiliates shall have no right, express or implied, to any assets or properties of Sanquin and/or Sanquin’s Affiliates, except as explicitly set forth in this Agreement.”

2.9                               Regulatory Approvals. The Parties agree that, notwithstanding ViroPharma’s ownership of all Regulatory Approvals for the ViroPharma Product pursuant to Section 4.1.2, Sanquin shall have a right of reference to such Regulatory Approvals in the event that, through no fault of Sanquin, the applicable Regulatory Approval for the ViroPharma Product in the Licensed Territories ceases to be valid. Accordingly, the Parties hereby amend the Agreement by renumbering the existing Section 4.1.2 as new Section 4.1.2(a) and adding the following as new Section 4.1.2(b):

4.1.2(b) Notwithstanding Section 4.1.2(a), in the event that, through no fault of Sanquin, the applicable Regulatory Approval for the ViroPharma Product in a country in the Licensed Territory is withdrawn or otherwise ceases to be valid, then, ViroPharma shall have the sole right to seek to reinstate or validate such Regulatory Approval and shall use *** to do so within *** months of such withdrawal or invalidity, as applicable, if such withdrawal or invalidity is susceptible to cure within such period, or such longer period as is reasonably required so long as ViroPharma continues to use ***.  During such period that the applicable Regulatory Approval for the ViroPharma Product in a country in the Licensed Territory is withdrawn or invalid, ViroPharma will provide Sanquin, on request and ***, with (i) a right of reference to the dossier for ViroPharma’s Regulatory Approval with respect to the ViroPharma Product in such country, or (ii) in the event that the applicable Regulatory Authority does not accept such right of reference, a copy of the pharmaceutical, preclinical and clinical documentation contained within the dossier for such Regulatory Approval in such country and a license to use such documentation solely for the purposes of obtaining Regulatory Approval for the ViroPharma Product in such country, in each case, to enable Sanquin to obtain its own Regulatory Approval for the ViroPharma Product in such country and continue to commercialize the ViroPharma Product in such country; provided, however, that any such Regulatory Approval obtained by Sanquin shall be withdrawn upon ViroPharma’s achievement of a reinstatement or validation of such withdrawn or invalid Regulatory Approval and provided, further, that Sanquin shall take no action that could reasonably be expected to interfere with or harm ViroPharma’s right or ability to reinstate or render valid such Regulatory Approval.

Confidential Treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as “***”. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

ARTICLE 3: CERTAIN SUPPLY ISSUES .

3.1                                Shortage of ViroPharma Product. In order to conform to the provisions of this Amendment, Section 5.7.1 of the Agreement is hereby amended by deleting the words, “Sanquin Precedent Countries,” in the last line of Section 5.7.1 and replacing them with the words, “Licensed Territory.”

3.2                               Distribution Outside the ViroPharma Territory. The Parties acknowledge and agree that ViroPharma may distribute ViroPharma Product to ViroPharma Affiliates in the Excluded Territory, other than in the United States.  Accordingly, the Parties hereby amend the Agreement by adding the following as new Section 2.2.4 of the Agreement:

2.2.4.                  Notwithstanding any provision to the contrary in this Agreement, ViroPharma may distribute ViroPharma Product in the Excluded Territory, but excluding the United States, provided, however that any such distribution shall only be to a ViroPharma Affiliate.

ARTICLE 4: CERTAIN REGULATORY MATTERS

4.1                               Reimbursement Price Applications; Commercial Prices in the Licensed Territory. As set forth in Section 4 of the Agreement, ViroPharma is responsible for and shall be the owner of the Regulatory Approvals, including the Cinryze Marketing Authorization, for the ViroPharma Product. The Parties agree that ViroPharma shall have the sole right, as between the Parties, to liaise with the applicable Regulatory Authority for the purpose of that Regulatory Authority setting a reimbursement price in the ViroPharma Territory; provided, however, that in the Licensed Territory, (a) ***, otherwise, (b) *** to liaise with the applicable Regulatory Authority for the purpose of that Regulatory Authority setting a reimbursement price for the ViroPharma Product in the Licensed Territory.  The Parties also agree that Sanquin shall have the sole right, as between the Parties, to set the commercial resale price for the ViroPharma Product that Sanquin will charge its customers as a distributor in the Licensed Territory. Accordingly, the Parties hereby amend the Agreement by inserting the following as new Section 6.3:

6.3                              Reimbursement Price Applications; Commercial Prices in the Licensed Territory. ViroPharma shall have the sole right as between the Parties to liaise with the applicable Regulatory Authority for the purpose of that Regulatory Authority setting a reimbursement price for the ViroPharma Product in the ViroPharma Territory; provided, however, that in the Licensed Territory, (a) ***, otherwise, (b) *** to liaise with the applicable Regulatory Authority for the purpose of that Regulatory Authority setting a reimbursement price for the ViroPharma Product in the Licensed Territory. With respect to subclause (a) above, ViroPharma and Sanquin agree that *** with such Regulatory

Confidential Treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as “***”. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Authorities, and will have the authority to agree to the reimbursement price ***, all in accordance with Applicable Law, and all subject to separate written authorizations granted by ViroPharma to Sanquin, including in the form of a power of attorney, substantially in accordance with the form attached as Annex C. In addition, the Parties also agree that Sanquin shall have the sole right, as between the Parties, to set the commercial resale price for the ViroPharma Product that Sanquin will charge its customers as a distributor in the Licensed Territory.

ARTICLE 5: TRANSITION PERIOD

5.1           ViroPharma Product Transition. Sanquin has obtained and maintains a Cetor or Cebitor Marketing Authorization in each of Belgium, The Netherlands, Luxembourg, Finland and France and Sanquin conducts, directly or through one or more distributors, certain commercialization activities in such countries. In connection with ViroPharma’s application for the Cinryze Marketing Approval, the Parties hereby amend the Agreement by renumbering the existing Section 4.1.5 as new Section 4.1.5(a) and adding the following as new Sections 4.1.5(b), 4.1.5(c), 4.1.5(d), 4.1.5(e) and 4.1.5(f):

4.1.5(b) Sanquin hereby represents, agrees and warrants to ViroPharma that: (i) Sanquin has committed, by letter dated May 10, 2011 to the European Commission that it will remove the Cetor and Cebitor Products from sale in the countries of the European Union where it is currently for sale; and (ii) Sanquin will remove the Cetor and Cebitor Product from sale in the countries of the European Union and outside of the European Union where either or both are currently for sale, no later than the Transition Trigger Date, in compliance with Applicable Law.

4.1.5(c) Within *** days of the Amendment Effective Date and, in the case of the Sanquin Precedent Countries, the Designated Sanquin Partnered Countries (ROW) and the Sanquin Partnered Countries (Europe), in any event no later than *** months prior to the Anticipated Transition Trigger Date in such country, the Parties shall meet to discuss and agree the steps to effectuate the Product Transition in such country, including: (i) assessing the availability of ViroPharma Product for such country and the remaining inventory levels of Cetor and/or Cebitor for such country; and (ii) informing each Existing Europe Distributor, Existing ROW Distributor and distributors and customers, as applicable, in each Sanquin Precedent Country, that Sanquin is withdrawing the Cetor or Cebitor Product from the market in that particular country and that following the Transition Trigger Date, Sanquin shall sell and

Confidential Treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as “***”. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

offer for sale the ViroPharma Product to such distributors and customers, as applicable and taking such other measures as reasonably agreed to by the Parties and as required by Applicable Law. Following such meeting and before the Transition Trigger Date, Sanquin shall use its commercially reasonable efforts to carry out such steps.

4.1.5(d) ViroPharma will, in compliance with Applicable Law, provide reasonable marketing assistance to Sanquin, in form and substance to be reasonably agreed to by the Parties, for Sanquin’s commercialization activities with respect to the ViroPharma Product in the Licensed Territory during the Product Transition and thereafter.

4.1.5(e) Each Party acknowledges and agrees that it shall comply with all Applicable Law relating to Sanquin’s proposed sale of any ViroPharma Product, ViroPharma Product Improvement or ViroPharma Recombinant Product directly or indirectly into Iran including, prior to any sale, agreeing on the scope of the requirements established by the United States and the European Union and complying with all such requirements including laws, regulations or rules promulgated by the US Office of Foreign Assets Control, C.F.R. 560.206, and any similar EU laws, regulations or rules, including Council Regulation (EU) No. 267/2012 of 23 March 2012 Ch. 5 Art. 30.

4.1.5(f) As the context permits and on a right-by-right and obligation-by-obligation basis, in connection with the Product Transition, the Parties agree that references to the Cetor and/or Cebitor Product set forth in the Agreement, and Sanquin’s prospective rights and obligations in respect thereof, shall expire and be of no effect; it being acknowledged and agreed that Sanquin’s obligations and liabilities already in existence as of such time shall survive.

5.2          Distribution Transition. Sanquin maintains, through one or more distributors, certain distribution relationships in *** and ***. In connection with the Product Transition, the Parties agree that Sanquin will terminate the existing relationships in *** in accordance with Applicable Law and in accordance with the provisions in the applicable contract in order to effect the Product Transition. Accordingly, the Parties hereby amend the Agreement by adding the following as new Section 4.3:

4.3                   Product Transition.

4.3.1                    Termination of Distribution Relationships in Sanquin Partnered Countries (Europe). Upon agreement as to commercial availability of ViroPharma Product in each of *** (except as set forth in Section 2.8.3), *** and *** and in accordance with Applicable

Confidential Treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as “***”. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Law and the provisions in the applicable contract, Sanquin will terminate any existing distribution or other commercial relationships in such country and shall not enter into new distribution or other commercial arrangements with respect to Cetor and/or Cebitor Product distributors in such country.

4.3.2                    ***. *** following the Amendment Effective Date, ViroPharma shall pay to Sanquin one million and three hundred thousand United States Dollars ($1,300,000 USD) excluding any VAT payable by Sanquin on the payment from ViroPharma, as full payment for marketing and distribution rights for the ViroPharma Product in ***. For the avoidance of doubt, *** hereby included in the ViroPharma Territory as of the Amendment Effective Date. Within *** days of the Amendment Effective Date, Sanquin shall terminate all existing agreements regarding the development, sale, and/or distribution of any C1 esterase inhibitor product in ***.  In the event that Sanquin fails to terminate such existing agreements within such *** day period, Sanquin shall, upon ViroPharma’s request, *** refund to ViroPharma the full one million three hundred thousand United States Dollars ($1,300,000 USD) payment excluding any VAT payable by Sanquin on the payment from ViroPharma.  With respect to ***, Sanquin represents and warrants that (a) it is able to terminate the existing agreements in ***; (b) its termination agreement shall include a release of all claims against Sanquin, its successors and assigns; and (c) neither the termination pursuant to this Section 4.3.2 nor any Product Transition will violate the terms of any agreement with any Third Party.

4.3.3                    Regulatory Cooperation. ViroPharma will, to the extent permitted by Applicable Law, share with Sanquin, (its sublicensees and their respective Affiliates) all applicable information with respect to the Product Transitions and will cooperate with Regulatory Authorities to effect the Product Transition; provided, however, that Sanquin shall cause its sublicensees and their respective Affiliates to treat such information as Confidential Information in the manner set forth in Section 16 of this Agreement mutatis mutandis.

4.3.4                    Product Development. ViroPharma will continue to provide to Sanquin for inclusion in the Cetor and Cebitor Product file ViroPharma Product Improvements through the technology sharing provisions but only until the completion of the Product Transition in all countries in the Licensed Territory.  For the avoidance of doubt, ViroPharma Product Improvements shall not include any ViroPharma Recombinant Product.

Confidential Treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as “***”. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

5.3          Existing ROW Distribution Arrangements. The Parties hereby amend the Agreement by deleting Section 2.6.1 in its entirety and replacing it with the following as new Section 2.6.1:

2.6.1.                 The Parties agree that in the event that Sanquin’s agreements with current Existing ROW Distributors in any of the Sanquin Partnered Countries (ROW) or Designated Sanquin Partnered Countries (ROW) expire or are terminated, other than in connection with a transfer to ViroPharma hereunder, ViroPharma shall have a right of first refusal for any applicable country to be included in the ViroPharma Territory (with respect to any Sanquin Partnered Country (ROW)) or excluded from the Licensed Territory (with respect to any Designated Sanquin Partnered Country (ROW)). Sanquin shall give ViroPharma written notice of such expiration or termination in such countries, and ViroPharma shall have *** days after receipt of such notice to exercise its right of first refusal by giving written notice to Sanquin. If ViroPharma informs Sanquin that it wishes to exercise its right of first refusal, the Parties shall agree on the conditions that shall be applicable to ViroPharma’s rights in such country, provided that in the event that  the Existing ROW Distributor is a ViroPharma affiliate, the terms and conditions applicable to ViroPharma’s rights shall be ***. If the Parties reach agreement on such conditions, (a) the ViroPharma Territory shall be increased to include such country (with respect to any Sanquin Partnered Country (ROW)), and (b) the Licensed Territory shall be reduced to exclude such country (with respect to any Designated Sanquin Partnered Country (ROW)), and in all cases Schedule A shall be amended from time to time to reflect such changes. If the Parties cannot reach agreement on such conditions, Sanquin will be free to contract with a Third Party, provided that Sanquin shall not contract with a Third Party under conditions less favorable to Sanquin than those proposed by ViroPharma. Also in the event that ViroPharma informs Sanquin in writing that it will not exercise its right of first refusal, or if ViroPharma does not send any notification to Sanquin within the aforementioned ***-period, Sanquin will be free to contract with a Third Party.

ARTICLE 6: ADDITIONAL COVENANTS

6.1          Quality Agreement; Pharmacovigilance Agreement. The Parties agree to amend the Quality Agreement and the PV Agreement to cover all activities contemplated by this Amendment.

Confidential Treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as “***”. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

6.2          Certain Operational Issues. At the first meeting of the JSC after the Amendment Effective Date, the Parties will discuss and mutually agree upon their respective responsibilities for operational matters relating to the sale and distribution of the ViroPharma Products, including the preparation and use of marketing and educational materials, and sales personnel training, and similar matters, and then will enter into such additional agreements or understandings as the Parties agree may be necessary.

6.3          Non-Compete. In connection with the expanded ViroPharma Territory, the license grant to Sanquin and the Product Transition, the Parties hereby amend the Agreement by deleting Article 12 in its entirety and replacing it with the following as new Article 12:

12.1        ViroPharma Non-Compete. As from the Amendment Effective Date, ViroPharma, its Affiliates and its Sublicensees shall not distribute, market, promote, offer for sale, sell or otherwise supply any Competitive Product in the ViroPharma Territory, except with the consent of Sanquin.

12.2        Sanquin Non-Compete

12.2.1.          On a country by country basis following the applicable Transition Trigger Date in such country, and except as otherwise provided in Section 12.2.2, to the maximum extent permitted by Applicable Law, Sanquin shall not, and Sanquin shall cause its sublicensees and its Affiliates to not, distribute, market, promote, offer for sale, sell or otherwise supply any Cetor, Cebitor, and/or any Competitive Product, directly or indirectly (including through licensing or any other arrangement), whether alone or in combination with other molecules or compounds, and whether at wholesale or retail, to any Person anywhere in the world.

12.2.2.          Section 12.2.1 shall not restrict the right of Sanquin, to sell and supply, whether directly or through its Affiliates, (i) prior to the *** Transition Date, Cetor and/or Cebitor Product, and (ii) following the *** Transition Date, ViroPharma Product (collectively, whether Cetor, Cebitor, or ViroPharma Product, “*** Products”) to ***, subject to the provisions of this Section 12.2.2.

(a) Sanquin shall not permit *** to use, and *** shall not use, *** Products for any purpose other than the Industrial Use. For the purposes of this Section 12.2.2, “Industrial Use” means the use of the *** Products solely as *** in connection with the manufacture of certain plasma products under *** own marketing authorization and corporate brand by *** or its affiliates (the “*** Plasma Products”) at any of ***’s manufacturing locations or those of its affiliates as listed in Annex D.  Sanquin shall not amend Annex D to add or remove manufacturing locations or *** Plasma Products without the prior written consent of ViroPharma, not to be unreasonably withheld.

Confidential Treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as “***”. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

(c) For the avoidance of doubt, following the *** Transition Date neither *** nor its affiliates shall, and *** and its affiliates shall not permit any Third Party to, resell any *** Product or distribute, market, promote, or otherwise use *** Product as a finished product. Prior to shipping any *** Product, Sanquin shall include with or on the packaging such labeling and/or notices, consistent with Applicable Law, as Sanquin and ViroPharma shall reasonably agree, to provide notice that the *** Product may only be lawfully used for the Industrial Use.

(d) In the event that Sanquin or its Affiliates, as applicable, (i) reasonably suspects that *** or any of its Affiliates is likely to directly or indirectly use *** Products for any purpose other than the Industrial Use or (ii) knows that *** or any of its Affiliates has directly or indirectly used *** Products for any purpose other than the Industrial Use, Sanquin shall not, and Sanquin shall cause its sublicensees and its Affiliates to not, continue any distribution, marketing, promotion, offer for sale, sale, license, or other supply of *** Product to *** pursuant to Section 2.8.3 and this Section 12.2.2.

(e) ViroPharma will provide Sanquin with all Product information of ViroPharma Product reasonably requested by *** for including the ViroPharma Product for Industrial Use in its filings with the Regulatory Authorities.

(f) ViroPharma and Sanquin shall, from time to time and in the JSC, discuss and agree to the time schedule for the transition of sales and supply to *** of Cetor and/or Cebitor Product to ViroPharma Product (the “*** Transition Date”).  Prior to the *** Transition Date, Sanquin shall enter into agreements or arrangements with *** in a form that contains provisions reasonably agreed by ViroPharma and Sanquin, and confirmed by Sanquin to ViroPharma in a letter agreement, without the requirement for Sanquin to disclose Sanquin’s agreements with *** to ViroPharma.

12.2.3.          For the avoidance of doubt, the provisions of Sections 12.2.1 and 12.2.2 shall apply to all developments arising out of the Sanquin Early Stage Research Program.

12.3                       Competitive Product For the purposes of this Article 12, “Competitive Product” means any pharmaceutical product, other than a ViroPharma Product, that can be defined as a product that combines the following characteristics (a), (b) and (c): (a) is (i) a C1 esterase inhibitor or (ii) any other pharmaceutical product that,

Confidential Treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as “***”. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

when used to treat or prevent HAE (hereditary angio-edema), has a substantially similar therapeutic or prophylactic effect as a C1 esterase inhibitor; and (b) is approved for commercial sale in the applicable country in the ViroPharma Territory; and (c) is sold with a label that includes indications substantially identical to any indication for the ViroPharma Product in the applicable country in the ViroPharma Territory.  For the avoidance of doubt, “Competitive Product” does not include any ViroPharma Recombinant Product.

ARTICLE 7: REPRESENTATIONS AND WARRANTIES.

7.1             In connection with the foregoing amendments, Sanquin makes the following representations and warranties and, accordingly, the Parties hereby amend the Agreement by adding the following to Section 8.3 as new Section 8.3.3:

8.3.3                    Sanquin hereby represents and warrants to ViroPharma that (a) it has terminated, is in the process of terminating, or will promptly (in accordance with the schedule agreed pursuant to Section 4.1.5(c)) terminate any existing distribution or commercial commitment with any Third Party that relates to the right of such Third Party to import, use, sell and/or offer for sale C1 esterase inhibitor in the ViroPharma Territory and (b) each of the agreements with Existing ROW Distributors in the Designated Sanquin Partnered Countries (ROW) is in effect.

7.2             Each Party hereby makes and confirms, from and after the Amendment Effective Date, its representations and warranties set forth in Sections 8.1, 8.2, 8.3.1, and 8.3.2 of the Agreement.

ARTICLE 8: MISCELLANEOUS

8.1          No Improper Business Practices The Parties hereby amend the Agreement by adding the following as new Section 8.4:

8.4                              Each of the Parties shall not, and shall cause each of its owners, directors, employees and every other person working on its behalf, to not, in connection with the exercise of rights and performance of obligations contemplated by this Agreement or in connection with any other business transactions involving the other Party, make, offer or promise to make any payment or transfer anything of value, directly or indirectly, (a) to any governmental official or employee (including employees of government-owned and

Confidential Treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as “***”. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

government-controlled corporations and public international organization), (b) to any healthcare professional or organization, (c) to any political party, official of a political party or candidate, (d) to an intermediary for payment to any of the foregoing, or (e) to any other person or entity if such payment or transfer would violate any of the laws of the country in which made or any other Applicable Law. It is the intent of the Parties that no payments or transfers of value shall be made which have the purpose or effect of public or commercial bribery, acceptance of or acquiescence in extortion, kickbacks or other unlawful or improper means of obtaining business. The provisions of this Section 8.4 shall not, however, prohibit normal and customary business entertainment or the giving of business mementos of nominal value.

8.2          No Other Changes; Execution.

8.2.1.                 The execution and delivery of this Amendment is without prejudice to any rights that accrued to the benefit of either Party under the Agreement prior to the Amendment Effective Date; provided, however, that neither Party shall have any liability of any kind or nature in respect of any failure on its part to pursue the development and commercialization of a Product with the diligence contemplated by Sections 2.2, 2.7, 3.4 or 4.1, and each Party hereby expressly waives any claim or other remedy that it may have in that regard.

8.2.2.                 Except as explicitly set forth in this Amendment, no amendment or modification to the Agreement is hereby made. This Amendment may be executed in counterparts.

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Confidential Treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as “***”. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, each of the Parties has caused this Amendment to be executed personally or, as appropriate, by its duly authorized officers as of the Amendment Effective Date set forth above.

VIROPHARMA SPRL

By:	/s/ Marco Carli
Name:	Marco Carli
Title:	Director

STICHTING SANQUIN BLOEDVOORZIENING (SANQUIN BLOOD SUPPLY FOUNDATION)

By:	/s/ Aart van Os
Name:	Aart van Os
Title:	Chairman of the Executive Board

List of Annexes to the First Amendment to Manufacturing and Distribution Agreement (Europe and ROW)

Schedule A	Certain territories as of the Amendment Effective Date

Annex A	Anticipated Transition Trigger Dates
Annex B	Consented sublicensees
Annex C	Form of power of attorney
Annex D	*** manufacturing sites and *** Plasma Products

Confidential Treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as “***”. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

SCHEDULE A    ALL TERRITORIES AS OF THE AMENDMENT EFFECTIVE DATE

	Areas and Countries	“ViroPharma Territory”	“Licensed Territory”	“Excluded Territory”
1.	“Sanquin Precedent Countries”
	Belgium Finland Luxembourg The Netherlands(1)	Yes	Yes	No
2.	“Sanquin Partnered Countries (Europe)”
	***	Yes	No	No
3.	“Designated Sanquin Partnered Countries (ROW)”
	Egypt Indonesia Iran Turkey	Yes	Yes	No
4.	“Sanquin Partnered Countries (ROW)” not including Designated Sanquin Partnered Countries (ROW)
	North America Central America South America(2) Israel(3)	No	No	Yes
5.	All other countries in the world(4)
		Yes	No	No

(1) Including the Dutch Overseas Territories. (2) Excluding Argentina and Brazil and the Dutch Overseas Territories. (3) Including the Palestinian Authority. (4) Including Argentina and Brazil.

Confidential Treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as “***”. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

ANNEX A             ANTICIPATED TRANSITION TRIGGER DATES

Country	Date before which ViroPharma is committing to submit for regulatory approval	Anticipated Transition Trigger Date

***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

* To be discussed in the JSC.

Confidential Treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as “***”. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

ANNEX B             CONSENTED SUBLICENSEES

ViroPharma has consented to the following sublicensees (including their affiliates if any) granted by Sanquin within the Licensed Territory, all as referred to in Section 2.9:

***

Confidential Treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as “***”. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

ANNEX C             FORM OF POWER OF ATTORNEY

TO WHOM IT MAY CONCERN

ViroPharma Incorporated is an international biopharmaceutical company committed to developing and commercializing novel solutions for physician specialists to address unmet medical needs of patients living with diseases that have few if any clinical therapeutic options.

ViroPharma SPRL is ViroPharma’s wholly-owned European subsidiary, responsible for developing and commercializing important products targeting serious diseases across Europe. European headquarters is located in Brussels, Belgium:

ViroPharma SPRL
rue Montoyer 47
1000 Brussels
Belgium

ViroPharma SPRL hereby, for purposes of marketing and sales, declares and confirms the following:

[Sanquin Blood Supply Foundation (abbreviated Sanquin)

Plesmanlaan 125

1066 CX Amsterdam, The Netherlands]

is authorized to ***, on behalf of ViroPharma SPRL, and, as the licensee of ViroPharma SPRL, to promote, market, sell and distribute in {Country…} the medicinal product identified hereunder:

Cinryze, 500 U of C1 inhibitor (human), powder and solvent for solution for injection

EU/1/11/688/001

ViroPharma SPRL

{Name…}

{Title…..}

{Date…}

Confidential Treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as “***”. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

ANNEX D             *** MANUFACTURING SITES AND *** PRODUCTS

***